Exhibit 99.1

AGREEMENT

This Agreement (this “Agreement”) is entered into effective as of March 12, 2008 by and among Eastbourne Capital Management, LLC (“ECM”), Black Bear Offshore Master Fund, L.P. (“BBOMF”), Richard J. Barry (“Barry,” and together with ECM and BBOMF, “Eastbourne”) and Amylin Pharmaceuticals, Inc., a Delaware corporation (the “Company”).  Capitalized terms not defined herein will have the meaning given in the Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent, dated as of June 17, 2002, as amended December 13, 2002 (the “Rights Agreement”).

A.            As of the date of this Agreement, Eastbourne had Beneficial Ownership in the aggregate, of approximately 20,295,126 shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”) or 14.99% of the Company’s outstanding Common Stock.

B.            Except as otherwise disclosed in the Schedule 13G filed by Eastbourne on February 12, 2008 (the “Schedule 13G”), Eastbourne’s Beneficial Ownership of the Common Stock is primarily attributable to investment power exercisable by ECM and BBOMF with respect to shares of the Common Stock managed for their clients.

C.            Eastbourne has indicated to the Company that it desires to purchase additional shares of the Common Stock on behalf of its clients and itself that would cause Eastbourne’s Beneficial Ownership to exceed 15% of the issued and outstanding shares of the Common Stock.

D.            Pursuant to Section 1(a) of the Rights Agreement, a Person who becomes the Beneficial Owner of 15% or more of the issued and outstanding Common Stock is an “Acquiring Person” for purposes of the Rights Agreement.

E.             The Company has determined that purchases of a limited number of additional shares of Common Stock by Eastbourne pursuant to the terms of this Agreement would not be inconsistent with the purpose and intent of the Board of Directors in adopting the Rights Agreement.

Accordingly, in consideration of the foregoing premises and the mutual covenants, representations and warranties contained in this Agreement, Eastbourne and the Company agree as follows:

1.             Representations and Warranties of Eastbourne.  ECM, BBOMF and Barry jointly and severally represent and warrant to, and agree with, the Company as follows:

(a)           As of the date hereof, Eastbourne has Beneficial Ownership of an aggregate of 20,295,126 shares of the Common Stock consisting of approximately 14.99% of the issued and outstanding shares of the Common Stock (the “Original Shares”), subject to such disclaimers of Beneficial Ownership by Eastbourne that may have been made pursuant to the Schedule 13G.

(b)           As of the date hereof, Eastbourne’s Beneficial Ownership of the Common Stock does not exceed 15% of the issued and outstanding Common Stock.

(c)           Each Eastbourne entity has received a copy of, and is familiar with the terms of, the Rights Agreement.

(d)           The Original Shares were acquired (i)  in the ordinary course of business solely for investment purposes, (ii) not for the purpose of, and do not have the effect of, changing or influencing the control of the Company and (iii) not in connection with or as a participant in any transaction having such purposes or effect.

(e)           With the exception of ECM’s and BBOMF’s clients, and their fiduciaries, to the knowledge of ECM, BBOMF and Barry, no Person other than Eastbourne is a Beneficial Owner of any of the Original Shares.

(f)            Any additional shares of the Common Stock purchased by Eastbourne or their affiliates after the date hereof (the “Additional Shares,” and together with the Original Shares, the “Eastbourne Shares”) will be acquired (i) in the ordinary course of business solely for investment purposes, (ii) not for the purpose of, or with the effect of, changing or influencing the control of the Company and (iii) not in connection with or as a participant in any transaction having such purpose or effect.

(g)           The Company has not induced, and is not inducing, Eastbourne or their affiliates, or the clients of ECM or BBOMF, to purchase any additional shares of the Common Stock and has not made and is not making any representation to Eastbourne or the clients of ECM or BBOMF as to the value of the Common Stock, the suitability of the Common Stock for investment by Eastbourne or the clients of ECM or BBOMF, or the past or future results of the Company’s business and operations.

(h)           Each of ECM and BBOMF has the right to vote all shares of the Common Stock Beneficially Owned by their respective clients without having to solicit voting instructions, directions or proxies from their respective clients, and will hold all such voting rights with respect to any Additional Shares of the Common Stock that it acquires.

2.             Voting of Shares.

(a)           To the extent and for so long as Eastbourne is or becomes the Beneficial Owner of 15% or more of the issued and outstanding Common Stock, ECM and BBOMF shall cause all shares of Common Stock so Beneficially Owned by Eastbourne in excess of 15% of the issued and outstanding Common Stock (the “Excess Shares”) to be voted in the manner in which the Board of Directors has recommended to the stockholders generally in any proxy or consent solicitation to the stockholders of the Company.

(b)           To secure ECM’s and BBOMF’s obligations to vote the Excess Shares in accordance with Section 2(a) above during the term of this Agreement, each of ECM and BBOMF hereby irrevocably (to the fullest extent permitted by law) appoints the Chairman of the Board of Directors and the Chief Executive Officer of the Company, or either of them from time to time, or their designees, as ECM’s and BBOMF’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Excess Shares in accordance with Section 2(a) above and to execute all appropriate instruments consistent with Section 2(a) above on behalf of ECM and BBOMF if, and only if, ECM and/or BBOMF fails to vote all of the Excess Shares in accordance with Section 2(a) above.  ECM and BBOMF shall each cause to be delivered additional proxies in accordance with foregoing sentence on behalf of the record owner of any Excess Shares that are Beneficially Owned, but not of record, by ECM and BBOMF.  The proxy and power granted by ECM and BBOMF pursuant to this Section are coupled with an interest and are given to secure the performance of their respective duties under this Agreement.  Each such proxy and power will be irrevocable until the termination of this Agreement.  The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party, and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any Excess Shares.  The proxy and power shall be binding upon the successors and assigns of the ECM and BBOMF (including any transferee of any of the Excess Shares, so long as they remain Excess Shares pursuant to the terms of this Agreement).  Each of ECM and BBOMF shall, at its own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in the Company the power to carry out and give effect to the provisions of this Section 2.

(c)           In no event shall Eastbourne disclose information to or among any of ECM’s or BBOMF’s clients relating to how other ECM or BBOMF clients or stockholders of the Company intend to vote or other similar information or facilitate the sharing of any such information among ECM or BBOMF clients.

3.             Sale of Shares.  In the event that Eastbourne proposes to sell in a bona fide transaction any shares of the Common Stock (other than a sale in a “broker’s transaction” or in a transaction directly with a “market maker,” in either case as defined in and in a manner of sale consistent with paragraphs (f) and (g) of Rule 144 promulgated under the Securities Act of 1933, as amended), then Eastbourne shall provide to the Company not less than ten (10) days prior written notice of such proposed transaction, specifying the number of shares of the Common Stock proposed to be sold, the price at which such shares are to be sold and the proposed purchaser of such shares, and shall only complete such sale with the prior written consent of the Company (the “Consent”), such Consent to be provided or withheld at the Company’s sole discretion and without regard to the economic consequences of providing or withholding such Consent.  Eastbourne shall indemnify and hold the Company harmless from and against any liability or claim to which the Company may become subject (regardless of whether or not such liability or claim relates to any third party claim) that arises out of or relates to the providing or withholding of any Consent. Except to the extent required under currently existing written agreements with ECM’s or BBOMF’s clients, Eastbourne will not short any shares of the Company’s stock and will use its reasonable efforts to prevent the Eastbourne Shares from being margined, loaned or otherwise made available for short sales.

4.             Standstill.  Eastbourne agrees that, for a period of five (5) years from the date hereof, it shall not:

(a)           make, effect, initiate, cause or participate in (i) any acquisition of Beneficial Ownership of the Common Stock resulting in an increase in its aggregate Beneficial Ownership of the Common Stock to a number of shares representing 20% or more of the outstanding shares of the Common Stock at any time without the prior written consent of the Company, (ii) any acquisition of any assets of the Company or any assets of any subsidiary or other affiliate of the

Company, (iii) any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or any subsidiary or other affiliate of the Company, or involving any securities or assets of the Company or any securities or assets of any subsidiary or other affiliate of the Company, other than (x) any tender of shares of the Common Stock in an issuer tender offer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or a third party tender offer under the Exchange Act that is recommended by a majority of the current directors of the Company (the “Current Directors”), directors appointed or elected upon the recommendation of the current directors (“Subsequent Directors”) and directors appointed or elected upon the recommendation of the Current Directors and Subsequent Directors (collectively, the “Incumbent Board”) or (y) any merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction not proposed or initiated, directly or indirectly, by Eastbourne that is recommended by a majority of the Incumbent Board, (iv) any “solicitation” of “proxies” or stockholder consents (as such terms are defined under Regulation 14A of the Exchange Act) with respect to any securities of the Company or any of its subsidiaries or (v) any stockholder proposals or recommendations or nominations for election to the Board of Directors that would require disclosure in the Company’s proxy statement prepared in connection with its annual meetings of stockholders; provided that (subject to Section 2 hereof) Eastbourne may vote the Eastbourne Shares on proposals or nominations that Eastbourne did not submit for inclusion in the Company’s proxy statement;

(b)           form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of the Company or any of its subsidiaries;

(c)           otherwise act, whether alone or in concert with others, to seek to propose to the Company, any subsidiary of the Company or any of their stockholders any merger, business combination, restructuring, recapitalization or similar transaction to or with the Company or any of its subsidiaries or otherwise seek or propose to influence or control the Company’s management or policies;

(d)           take any action that might require the Company to make a public announcement regarding any of the types of matters set forth in clause “(a)” or “(c)” of this sentence;

(e)           agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any action referred to in clause “(a)”, “(b)”, “(c)” or “(d)” of this sentence;

(f)            assist, induce or encourage any other Person to take any action of the type referred to in clause “(a)”, “(b)”, “(c)”, “(d)” or “(e)” of this sentence;

(g)           enter into any discussions, negotiations, arrangement or agreement with any other Person relating to any of the foregoing; or

(h)           request or propose that the Company or any of the Company’s representatives amend, waive or consider the amendment or waiver of any provision set forth in this Section 4.

Notwithstanding anything to the contrary in Section 4(a) of this Agreement, (i) Eastbourne may tender Eastbourne Shares in any tender offer made to the holders of the

Company’s common stock and (ii) Eastbourne may vote any Eastbourne Shares other than the Excess Shares in their exclusive discretion on any merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction; provided that in the case of clause (i) and (ii) Eastbourne has not directly or indirectly taken any action prohibited under in this Section 4 other than passively tendering or voting the Eastbourne Shares or publicly announced its intention to so tender or vote the Eastbourne Shares.

5.             Amendment to Rights Agreement.  Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Eastbourne, ECM, BBOMF and Barry contained in this Agreement, the Company agrees to amend the definition of “Acquiring Person” in the Rights Agreement to provide that the percentage Beneficial Ownership of the outstanding Common Stock used to determine whether a Person constitutes an “Acquiring Person” will be 20% or more in the case of Eastbourne.  As soon as reasonably practicable following the effective date of this Agreement, appropriate officers of the Company will execute an amendment to the Rights Agreement in substantially the form attached hereto as Exhibit A (the “Amendment”), instruct the Rights Agent to execute the Amendment and notify Eastbourne when the Amendment has been fully executed.  Except as required by de minimis terminations by clients, Eastbourne, ECM, BBOMF and Barry hereby covenant and agree not to effect any purchases or sales of the Common Stock before the first business day after the date of filing by the Company of a Form 8-K with the Securities and Exchange Commission reporting such Amendment.  Notwithstanding any other provision hereof or of such Amendment, the Amendment will have no effect on the definition of “Acquiring Person” with respect to any client of ECM or BBOMF.

6.             Certain Provisions Unaffected.  It is expressly understood and agreed that, notwithstanding the terms of this Agreement or the Amendment, the Company shall not be precluded from a determination that Eastbourne, ECM, BBOMF or Barry or any client of ECM or BBOMF, is a Person causing the occurrence of a Section 11(a)(ii) event under Section 11(a)(ii) of the Rights Agreement.

7.             Certain Statutory Matters.  ECM, BBOMF and Barry understand and agree that the provisions of Section 203 of the Delaware General Corporation Law, as amended, will continue to apply to Eastbourne entities, as well as the clients of ECM and BBOMF, and that execution and delivery of this Agreement and the Amendment on behalf of the Company do not constitute approval of any acquisition of shares of the Common Stock by ECM, BBOMF, Barry or the clients of ECM or BBOMF, or any other transaction, for the purposes of such Section 203 and do not result in Eastbourne entities or the clients of ECM or BBOMF, not being, collectively or individually, an “interested stockholder” or “associate” as defined therein.  ECM, BBOMF and Barry acknowledge and agree that the Company has not disclosed material nonpublic information to Eastbourne or any of ECM’s or BBOMF’s clients and that the Company is under no obligation now or in the future to disclose any information (whether material or immaterial) to Eastbourne or any of ECM’s or BBOMF’s clients.

8.             Entire Agreement and Amendment.  This Agreement contains the entire agreement among the parties with respect to the subject matter of this Agreement.  All prior and contemporaneous agreements, discussions or understandings, whether oral or written, are expressly superseded by this Agreement and are null and void.  This Agreement may not be modified, waived, discharged or amended, in whole or in part, except in writing signed by the parties.

9.             Termination and Effect Thereof.

(a)           This Agreement will terminate automatically on the earlier of (i) the date on which, after the purchase of any Additional Shares by Eastbourne, Eastbourne Beneficially Owns less than 15% of the outstanding shares of the Common Stock on any day as of the close of trading on the principal stock exchange on which the Common Stock is then listed or (ii) ninety (90) days following the date of this Agreement if as of such date no Additional Shares have been purchased by Eastbourne; provided that if the Agreement would otherwise terminate under clause (i) because the Company has increased the number of its shares outstanding which shall have been disclosed in a filing by the Company with the Securities and Exchange Commission, then Eastbourne shall have the option to purchase Additional Shares within ninety (90) days thereafter if otherwise permitted under this Agreement that would cause this Agreement to remain in effect if Eastbourne Beneficially Owned at least 15% of the outstanding shares of Common Stock following such purchase of Additional Shares.

(b)           If Eastbourne breaches its covenants, representations or agreements in this Agreement, the Company will have the right to terminate this Agreement; provided, however, that Section 4 hereof shall survive any such termination for as long as Eastbourne Beneficially owns more than 15% of the outstanding shares of the Common Stock and that any such termination will not prejudice any claim that the Company may have with respect to any breach of any representation, warranty or covenant hereunder occurring prior to such termination.

(c)           This Agreement shall automatically terminate at the time that Eastbourne no longer satisfies the requirements of Rule 13d-1(b) under the Exchange Act of 1934, as currently in effect, to report beneficial ownership on Form 13G; provided, however, that Section 4 hereof shall survive any such termination for as long as Eastbourne Beneficially owns more than 15% of the outstanding shares of the Common Stock.

10.           No Third Party Beneficiaries.  This Agreement is solely for the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

11.           Governing Law and Venue.  This Agreement and the legal relations among the parties hereto will be governed by, construed and enforced according to the internal laws of the State of Delaware (without regard to the laws of conflict of any jurisdiction) as to all matters, including, without limitation, matters of validity, interpretation, construction, effect, performance and remedies.  The parties to this Agreement hereby consent to the personal jurisdiction of the state and federal courts located in the State of Delaware in connection with any controversy related to this Agreement.

12.           Injunctive Relief.  Eastbourne acknowledges that its failure to abide by the terms of this Agreement would cause the Company irreparable harm and that any material breach or threatened material breach of this Agreement by Eastbourne will entitle the Company to seek injunctive relief and reasonable attorneys’ fees, in addition to any other legal remedies available to it, in any court of competent jurisdiction without the obligation to prove damages or post any bond.

13.           Counterparts; Facsimile.  This Agreement may be executed in one or more counterparts, and each such counterpart will be deemed an original, but all such counterparts together will constitute one and the same instrument.  Facsimile signatures shall be treated the same as originals.

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The parties have caused this Agreement to be duly executed as of the day and year first above written.

EASTBOURNE CAPITAL		AMYLIN PHARMACEUTICALS, INC.
MANAGEMENT, L.L.C.

By:	/s/ Eric Sippel	By:	/s/ Mark G. Foletta
Name:	Eric Sippel		Mark G. Foletta

Its:	Chief Operating Officer	Its:	Senior Vice President, Finance and Chief Financial Officer

BLACK BEAR OFFSHORE MASTER
FUND, L.P.

By Eastbourne Capital Management, L.L.C.,
its general partner

By:	/s/ Eric Sippel
Name:	Eric Sippel

Its:	Chief Operating Officer

/s/ Richard J. Barry
Richard J. Barry

EXHIBIT A

AMENDMENT TO RIGHTS AGREEMENT